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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                August 15, 2006

           MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES MLCC 2006-1
     ---------------------------------------------------------------------
                                (Issuing Entity)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             -----------------------------------------------------
             (Exact Name of Depositor as Specified in its Charter)

                      MERRILL LYNCH MORTGAGE LENDING INC.
               -------------------------------------------------
              (Exact Name of Sponsor as Specified in its Charter)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                  333-130545                   13-3416059
          --------                  ----------                    ---------
(State or Other Jurisdiction       (Commission                 (I.R.S. Employer
     Of Incorporation)             File Number)              Identification No.)


250 Vesey Street
4 World Financial Center
10th Floor
New York, NY
------------
(Address of Principal                                               10080
Executive Offices)                                                ----------
                                                                  (Zip Code)



          Registrant's telephone, including area code:  (212) 449-0357

                                   No Change
          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)







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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01  Entry Into a Material Definitive Agreement.
           -------------------------------------------

     The Registrant, as Depositor (the "Depositor"), PHH Mortgage Corporation, as Servicer (the "Servicer") and Wells Fargo Bank, N.A., as Trustee (the "Trustee") entered into an Amendment No. 1, dated as of August 15, 2006 ("Amendment No. 1"), to the Pooling and Servicing Agreement dated as of February 1, 2006, among the Depositor, the Servicer and the Trustee (the "Pooling and Servicing Agreement"). The terms of Amendment No. 1 primarily set forth certain requirements with respect to the allocation of Realized Losses between the Class II-A-1 and Class II-A-2 Certificates (as defined in the Pooling and Servicing Agreement).

     Amendment No. 1 is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of Amendment No. 1 is qualified in its entirety by reference to Exhibit 4.1.




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ITEM 9.01.  Financial Statements; Pro Forma Information and Exhibits.
            ---------------------------------------------------------

           (a)  Not applicable.

           (b)  Not applicable.

           (c)  Not applicable.

           (d)  Exhibits:





                4.1 Amendment No. 1 to the Pooling and Servicing Agreement, dated as of August 15, 2006, among Merrill Lynch Mortgage Investors, Inc., as Depositor, PHH Mortgage Corporation, as Servicer and Wells Fargo Bank, N.A., as Trustee.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                   By: /s/ Tom Saywell
                                       ------------------------
                                   Name:   Tom Saywell
                                   Title:  Vice President


Date: August 17, 2006


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                                 EXHIBIT INDEX

Exhibit No.                          Description                      Page No.
-----------                          -----------                      --------

4.1 Amendment No. 1 to the Pooling and Servicing Agreement, dated as of August 15, 2006, among Merrill Lynch Mortgage Investors, Inc., as Depositor, PHH Mortgage Corporation, as Servicer and Wells Fargo Bank, N.A., as Trustee.